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                                                                  EXHIBIT 10.E.1



                             AMENDMENT NO. 1 TO THE
                             1995 COMPENSATION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         Pursuant to Sections 4.2 and 8.7 of the El Paso Energy Corporation 1995 Compensation Plan for Non-Employee Directors, Amended and Restated Effective as of January 1, 1998 (the "Plan"), the Plan is hereby amended as follows, effective April 1, 1998:

         Section 4.1 is amended to read as follows:

         "4.1     MAXIMUM NUMBER OF SHARES

                  Subject to Section 4.2, the maximum number of shares of Common Stock which may at any time be awarded under the Plan is three hundred thousand (300,000) shares of Common Stock. Awards may be from shares held in the Company's treasury or issued out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998."

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on this 1st day of April, 1998.


                                         EL PASO ENERGY CORPORATION


                                         By:  /s/ JOEL RICHARDS III
                                            ------------------------------------
                                              Joel Richards III
                                              Executive Vice President
                                              Member of the Management
                                                 Committee
Attest:

/s/ David L. Siddall
----------------------------
    David L. Siddall
    Corporate Secretary